               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ RICHARD B. BAILEY
                                        -----------------------------
                                        Richard B. Bailey







November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/  M. COLYER CRUM
                                        -----------------------------
                                        M. Colyer Crum





November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        -----------------------------
                                        David D. Horn










November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ ANGUS A. MacNAUGHTON
                                        -----------------------------
                                        Angus A. MacNaughton









November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that C. James Prieur, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea and Peter F. Demuth and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ C. JAMES PRIEUR
                                        -----------------------------
                                        C. James Prieur










November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ JOHN S. LANE
                                        -----------------------------
                                        John S. Lane








November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ JOHN D. McNEIL
                                        -----------------------------
                                        John D. McNeil







November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ DONALD A. STEWART
                                        -----------------------------
                                        Donald A. Stewart





November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ S. CAESAR RABOY
                                        -----------------------------
                                        S. Caesar Raboy





November 17, 1998

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                          POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Ellen B. King, Roy P. Creedon, Edward
M. Shea, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account I, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        /s/ ROBERT P. VROLYK
                                        -----------------------------
                                        Robert P. Vrolyk





November 17, 1998